Draft June 9, 2000 - 10:00 am




June ____, 2000

Horizon PCS, Inc.
68 East Main Street
Chillicothe, Ohio 45601-0480

Donaldson, Lufkin & Jenrette Securities Corporation
First Union Securities, Inc.
The Robinson-Humphrey Company
DLJdirect Inc.
c/o   Donaldson, Lufkin & Jenrette Securities Corporation
      277 Park Avenue
      New York, New York 10172

Dear Sirs:

     The undersigned understands that Donaldson, Lufkin & Jenrette Securities Corporation, First Union Securities, Inc., The Robinson-Humphrey Company and DLJdirect Inc., as Representatives of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement with Horizon PCS, Inc. (the "Company"), providing for the initial public offering (the "Initial Public Offering") of Class A common stock, par value $0.0001 per share (the "Class A Common Stock") of the Company.

     To induce the  Underwriters  that may  participate  in the  Initial  Public
Offering to continue their efforts in connection with the Initial Public Offering, the undersigned, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Initial Public Offering:

     (i) agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock, Class B Common Stock or any other securities convertible into or exercisable or exchangeable for Class A Common Stock (including, without limitation, shares of Class A Common Stock, Class B Common Stock or other securities convertible into or exercisable or exchangeable for Class A Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Class A Common Stock (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Class A Common Stock, or such other securities, in cash or otherwise), without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation;

     (ii) agrees not to make any demand for, or exercise any right with respect to, the registration of any shares of Class A Common Stock, Class B Common Stock or any other securities convertible into or exercisable or exchangeable for Class A Common Stock, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation; and

     (iii) authorizes the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Class A Common Stock, Class B Common Stock and any other securities convertible into or exercisable or exchangeable for Class A Common Stock for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

                                        Very truly yours,


                                        ______________________________





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                        [Additional Page for Individuals
                               Executing Lock-Ups]



(Name - Please Type)       ______________________________



(Address)                  ______________________________
                           ______________________________
                           ______________________________



(Social Security or Taxpayer Identification No.)   ________________


Number of shares of Class A Common Stock owned: None

Number of shares of Class B Common Stock owned: ___________________


Certificate Numbers:     __________________________________________


Number of other securities that are convertible into, or exercisable or exchangeable for, Class A Common Stock: None


Number of shares of Class A Common Stock issuable upon [conversion, exercise or exchange] of such securities: None


Certificate Numbers:       None